Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock

of

Force Protection, Inc.

at

$5.52 Per Share

Pursuant to the Offer to Purchase dated November 18, 2011

by

Falcon Acquisition Corp.

a wholly-owned subsidiary of

General Dynamics Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK

CITY TIME, AT THE END OF FRIDAY, DECEMBER 16, 2011, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Overnight Delivery:	By Mail:
Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021	Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011

(For eligible institutions only)

Facsimile Transmission:

(617) 360-6810

Confirm Receipt of Facsimile

By Telephone:

(781) 575-2332

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional list if necessary)
Name(s) and Address(es) of Registered Stockholder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*	Need not be completed by stockholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE (AS DEFINED BELOW) AND THIS LETTER OF TRANSMITTAL MAY BE OBTAINED FROM THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE OFFER TO PURCHASE.

You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete, as applicable, Internal Revenue Service Form W-9, the Substitute Form W-9 provided below, or the appropriate Internal Revenue Service Form W-8.

The Offer (as defined below) is not being made to, and tenders will not be accepted from or on behalf of, holders of Shares (as defined below) in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Holders of outstanding Shares of the Company (as defined below) who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date (as defined below), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

                    , 201

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

• Name of Tendering Institution:

• Account Number:

• Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

Ladies and Gentlemen:

The undersigned hereby tenders to Falcon Acquisition Corp., a Nevada corporation (“Purchaser”) and a wholly-owned subsidiary of General Dynamics Corporation, a Delaware corporation (“Parent”), the above-described shares of common stock, par value $0.001 per share (“Shares”), of Force Protection, Inc., a Nevada corporation (the “Company”), pursuant to Purchaser’s offer to purchase all Shares that are issued and outstanding at a price per Share of $5.52 in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase dated November 18, 2011 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). The Offer expires at 12:00 midnight, New York City time, at the end of Friday, December 16, 2011, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more wholly-owned subsidiaries of Parent the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions to the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of David K. Heebner, Gregory S. Gallopoulos, and L. Hugh Redd, individually, in their respective capacities as officers of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, in each case, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Shares tendered hereby (and any and all Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser all Distributions in respect of any and all Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Shares tendered hereby the amount or value of such Distributions as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in Section 4 of the Offer to Purchase, this tender is irrevocable.

The undersigned understands that Purchaser’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered stockholder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered stockholder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered stockholder thereof if Purchaser does not accept for payment any Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above. The transferee must complete the Substitute Form W-9, or Internal Revenue Service Form W-9 or applicable Internal Revenue Service Form W-8.

Issue    ☐ check

            ☐ certificates to:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates evidencing Shares not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail    ☐ check

            ☐ certificates to:

Name:
(Please Type or Print)

Address:
(City, State, Zip Code)
Name:
(Please Type or Print)
Address:	(Taxpayer Identification Number)
(City, State, Zip Code)

(Taxpayer Identification Number)

Transfer Reason – Check only one: All transfers will be assumed to be gifts if no reason is provided. If we receive documentation (e.g., death certificate) indicating that the registered shareowner is deceased, the transfer reason will default to death.

☐ Gift – Date of Gift: / /	(Gift applies to certificates only)

☐ Private Sale – Date of Sale: / /	Value per Share: USD

☐ Death – Date of Death: / /	Value per Share: USD

☐ None of the above – Please specify:

1.	You may wish to consult with your tax advisor on the definition and tax implications for each type of transfer.

2.	If not provided, gift date for certificates will default to the date that the transfer is processed. For book entry shares, the gift date will always be the date that the transfer is processed.

3.	Date of Sale/Death will default to the date that the transfer is processed unless provided. For transfers due to death, date of death will default to the date indicated in the documents (e.g., death certificate) received with the transfer instructions, if any.

4.	The requested information is required to determine cost basis to be applied per beneficiary.

5.	Existing cost basis of shares will be carried over to the new account.

SIGN HERE

(Please complete and submit the Substitute Form W-9 below, Internal Revenue Service Form W-9, or the appropriate Internal Revenue Service Form W-8, as applicable)

Signature(s) of Stockholder(s)                                                                                      Date

, 201

, 201

Name(s):
(Please Type or Print)

(Please Type or Print)

Capacity(full title):

Address:

(City, State and Zip Code)

Area Code and Telephone Number:

(Must be signed by registered stockholder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered stockholder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(If required; see Instructions 1 and 5)

(For use by Eligible Institutions only. Place medallion guarantee in space below.)

Name of Firm:

Address:

(City, State and Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated: , 201

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number	Part 1–PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below, for more information on what number to enter.		Social Security Number or Employer Identification Number
	CHECK APPROPRIATE BOX FOR FEDERAL TAX CLASSIFICATION.		CHECK APPROPRIATE BOX(ES) IF APPLICABLE. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below, for more information. ☐ Exempt payee
	☐ Individual/sole proprietor ☐ C corporation ☐ Limited liability company	☐ Trustee/estate ☐ S corporation ☐ Partnership
☐ Other

☐ Awaiting Taxpayer Identification Number
PLEASE FILL IN YOUR NAME AND ADDRESS. Name Address	Part 2–CERTIFICATION

Under penalties of perjury, I certify that:

1.     The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

2.     I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.     I am a U.S. citizen or other U.S. person, including a U.S. resident alien.

You must cross out item 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return and 2(c) does not apply to you. The Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below, include the applicable definition of “U.S. person.”

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE “AWAITING TAXPAYER IDENTIFICATION NUMBER” BOX IN PART 1 OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part 2 of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28 percent of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a Tax Identification Number to the payer and that, if I do not provide my Taxpayer Identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) and such holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if Shares tendered herewith are tendered for the account of an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (unless tender is made during a subsequent offering period, if one is provided, in which case such documents must be received before the expiration of the subsequent offering period).

Stockholders who cannot deliver their certificates and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Under the guaranteed delivery procedure:

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

(iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, evidencing all tendered Shares, in proper form for transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Capital Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of Shares, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, upon receipt of a book-entry confirmation). If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders, and no fractional Shares, will be accepted for payment. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other relevant information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” under “Description of Shares Tendered” above. In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)	Exact Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

(b)	Joint Stockholders.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)	Different Names on Certificates.

If any of the Shares tendered hereby are registered in different names on different certificates or (in the case of Shares not represented by certificates) in different accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

(d)	When Endorsements or Stock Powers are Not Required.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered stockholder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

(e)	When Endorsements or Stock Powers are Required.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered stockholder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(f)	Evidence of Fiduciary or Representative Capacity.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Purchaser (or any successor entity thereto) will pay any stock transfer taxes imposed on the sale and transfer of any Shares to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or backup withholding taxes). If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered stockholder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered stockholder(s) or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not accepted for payment are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. The transferee must complete the Substitute Form W-9, or Internal Revenue Service Form W-9 or applicable Internal Revenue Service Form W-8. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares will be returned by crediting the account at the Book-Entry Transfer Facility designated above. To complete transfers using the “Special Payment Instructions” and/or “Special Delivery Instructions” above, you must also indicate a Transfer Reason under “Special Payment Instructions” above.

8. Tax Information and Substitute Form W-9. Under U.S. federal income tax law, a stockholder that is a non-exempt U.S. person who tenders Shares is required by law to provide the Depositary (as the payer) with its correct taxpayer identification number. Failure to provide a payer with the correct taxpayer identification number may subject the stockholder to penalties. In addition, under the U.S. federal income tax laws, the Depositary may be required to withhold and pay over to the Internal Revenue Service backup withholding at a rate of 28% from any payments made pursuant to the Offer.

To avoid penalties and backup withholding, tendering U.S. stockholders and, if applicable, any other payee, must provide the Depositary with the correct taxpayer identification number and certify that it is not subject to such backup withholding by completing the Substitute Form W-9 included in this Letter of Transmittal or Internal Revenue Service Form W-9. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual.

Certain stockholders or payees (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding requirements. Non-U.S. stockholders should certify their non-U.S. status on the appropriate Internal Revenue Service Form W-8 (a copy of which may be obtained from the Depositary or online at www.irs.gov) to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete and provide Internal Revenue Service Form W-9 or the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding tax is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment generally will be allowed as a credit against that stockholder’s U.S. federal income tax liability and may entitle the stockholder to a refund, provided that the required information is timely furnished to the Internal Revenue Service. Failure to complete and return Internal Revenue Service Form W-9 or the Substitute Form W-9 may result in backup withholding tax equal to 28% from any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and contact the Depositary at (800) 546-5141 for further instructions on replacing your certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been completed.

10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

11. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion. Purchaser reserves the right to reject any and all tenders determined by Purchaser not to be in proper form or the acceptance for payment of which may, in the opinion of Purchaser’s counsel, be unlawful. Purchaser also reserves the right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Purchaser’s satisfaction. None of Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be determined by Purchaser, in its sole discretion.

12. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, the conditions of the Offer (other than the Minimum Condition and the HSR Condition, as such terms are defined in the Offer to Purchase) may be waived by Purchaser in whole or in part. See “Section 15—Conditions of the Offer” of the Offer to Purchase.

IMPORTANT: This Letter of Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Use Internal Revenue Service Form W-9 (available online at www.irs.gov) or the Substitute Form W-9 included in this Letter of Transmittal to (1) provide your correct taxpayer identification number to the payer, (2) certify that the taxpayer information number you are giving is correct (or you are waiting for a number to be issued), (3) certify that you are not subject to backup withholding, or (4) claim exemption from backup withholding.

The Depositary will provide the Internal Revenue Service Form W-9 instructions upon request. These guidelines are intended to help payees complete the Substitute Form W-9 included in this Letter of Transmittal.

GUIDELINES FOR DETERMINING WHETHER YOU ARE A U.S. PERSON—For U.S. federal tax purposes, you are considered a U.S. person if you are: (a) an individual who is a U.S. citizen or U.S. resident alien, (b) a partnership, corporation, company, or association created or organized in the U.S. or under the laws of the U.S., (c) an estate (other than a foreign estate), or (d) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

Resident aliens may be subject to special rules. Such stockholders should consult a tax advisor to determine their taxpayer identification number and the applicability of certain treaty benefits to them.

If you are not a U.S. person, do not complete Internal Revenue Service Form W-9 or the Substitute Form W-9. Instead, use the appropriate Internal Revenue Service Form W-8 (a copy of which may be obtained from the Depositary or online at www.irs.gov). Internal Revenue Service Form W-8BEN is the version of the Internal Revenue Service Form W-8 that is most likely to apply to non-U.S. stockholders claiming an exemption from backup withholding, but all non-U.S. stockholders should consult a tax advisor to determine which Internal Revenue Service Form W-8 is appropriate.

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER IN PART 1—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account		Give the SOCIAL SECURITY number of:
1.	An individual’s account	The individual

2.	Joint account of two or more individuals	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Account of sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account		Give the EMPLOYER IDENTIFICATION number of:
6.	Account of disregarded entity not owned by an individual	The owner

7.	Account of a valid trust, estate, or pension trust	Legal entity(4)

8.	Account of corporation or LLC electing corporate status	The corporation

9.	Account of association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Account of partnership or multi-member LLC	The partnership

11.	Account of broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR PAYEES THAT DO NOT HAVE A TAXPAYER IDENTIFICATION NUMBER TO GIVE THE PAYER IN PART 1—If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card; Internal Revenue Service Form W-7, Application for IRS Individual Taxpayer Identification Number; or Form SS-4, Application for Employer Identification Number, either online at www.ssa.gov or www.irs.gov, or at the local office of the Social Security Administration or the Internal Revenue Service. Complete and the submit the form according to its instructions. If you are completing the Substitute Form W-9, check the box marked “Awaiting Taxpayer Identification Number” and complete the Certificate of Awaiting Taxpayer Identification Number.

GUIDELINES FOR DETERMINING WHETHER A PAYEE CAN CHECK THE “EXEMPT PAYEE” BOX IN PART 1—If you are exempt from backup withholding, check the “Exempt payee” box and sign and date the form. Generally, individuals are not exempt from backup withholding. Even if you are exempt from backup withholding, you should submit Internal Revenue Service Form W-9 or the Substitute Form W-9 to avoid possible erroneous backup withholding.

Payments over $600 that are required to be reported and direct sales over $5,000 generally are exempt from backup withholding if made to the exempt payees listed at (1) through (7) below. Unless otherwise indicated, all “section” references are to the Internal Revenue Code of 1986, as amended.

Payees exempt from backup withholding on all payments include:

1.	An organization exempt from tax under section 501(a), any Individual Retirement Account (IRA), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The U.S. or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the U.S., or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding for certain types of payments include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 or described in section 4947.

Privacy Act Notice

Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file a U.S. tax return. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL GUIDANCE REGARDING THE COMPLETION OF SUBSTITUTE FORM W-9, INTERNAL REVENUE SERVICE FORM W-9, OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8, CONTACT YOUR TAX ADVISOR.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

By Overnight Delivery: Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021	By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011

(For eligible institutions only)

Facsimile Transmission:

(617) 360-6810

Confirm Receipt of Facsimile

By Telephone:

(781) 575-2332

You may direct questions and requests for assistance to the Information Agent at its address and telephone number set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal and other Offer materials from the Information Agent, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders May Call Toll-Free:

(888) 750-5834

Banks and Brokers May Call Collect:

(212) 750-5833